EMPLOYMENT AGREEMENT


     THIS EMPLOYMENT AGREEMENT (the "Agreement") is made as of June 1, 1999, by and between CRITICARE SYSTEMS, INC., a Delaware corporation (the "Company"), and EMIL H. SOIKA ("Employee").

                                    RECITALS

     A. Employee is currently employed by the Company as its President and CEO.

     B. The Company desires to make certain agreements with Employee in order to induce Employee to remain in such employ and in exchange for Employee's covenants herein.

     C. The parties desire to evidence their agreement as to the terms of the Company's employment of Employee.

                                    AGREEMENT

     In consideration of the foregoing recitals and mutual covenants contained herein, the parties hereby agree as follows:

     1.     Employment.  The Company hereby continues its employment of Employee
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as the Company's President and CEO, and Employee hereby accepts such employment, subject  to  the  provisions  of  this  Agreement.

     2.     Duties  and  Authority.  Employee shall be employed as the Company's
            ----------------------
President and CEO. Employee shall have such duties and authority as are customary for the President and CEO of a publicly-held corporation with similar authority as the Company's Board of Directors may from time to time reasonably assign Employee consistent with the foregoing and the other provisions of this Agreement. Employee agrees to devote his entire business time, energy and skills to such employment. At all times, Employee shall be subject to the direction of the Company's Board of Directors and its President.

     3.     Compensation  and  Benefits.  Employee  shall  be  entitled  to  the
            ---------------------------
following  compensation  and  benefits  for  services  rendered  to the Company:

          (a)     Compensation.  Employee shall receive an annual base salary of
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$125,000  payable  in  equal  installments  not  less  frequently  than monthly.
Employee's base salary shall be reviewed annually within 30 days prior to the end of each fiscal year (but such annual base salary shall not be reduced to less than the prior year's annual base salary without Employee's written consent).

          (b)     Bonus  Plan.  Employee  shall  be  eligible to receive a bonus
                  -----------
annually, based on Employee's and the Company's financial performance, in the discretion of the Board of Directors.


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          (c)     Expense  Reimbursements.  The Company shall reimburse Employee
                  -----------------------
for actual out-of-pocket costs incurred for reasonable business expenses, other than automobile expenses (which are covered in Section 3(d)) in accordance with the policies and procedures of the Company in effect from time to time).

          (d)     Automobile Allowance.  Employee shall receive a Company car or
                  --------------------
car allowance subject to Company policies in effect from time to time with respect to reimbursement for personal use.

          (e)     Vacations.  Employee  shall  be  entitled to paid vacations of
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not  more  than  four weeks each calendar year, which may be taken in Employee's discretion; provided, however, that such vacation shall not unreasonably interfere with the Company's needs at such time. Unused vacation time for a calendar year shall not be carried over from one year to the next.

          (f)     Health Insurance.  Employee shall be entitled to family health
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insurance  coverage  under  the  Company's group plan on a premium-sharing basis then  in  effect.

          (g)     Disability  Insurance.  Employee  shall  be  entitled  to
                  ---------------------
participate in the Company's group life insurance and disability insurance in effect from time to time.

          (h)     Severance  Pay.
                  --------------

               (i) This Agreement may be terminated by the Company at any time for Cause (hereinafter defined), and in such event Employee shall not be entitled to receive any further compensation. For purposes of this Agreement, the term "Cause" shall mean acts of fraud, repeated material misconduct, or intentional dishonesty by Employee in the course of Employee's employment with the Company, or the commission of a felony.

               (ii) In the event that Employee voluntarily terminates Employee's employment by the Company, Employee shall not be entitled to receive any further compensation; provided, however, that if such voluntary termination occurs at any time after Employee has completed three (3) months of employment by the Company after the occurrence of a Change in Control (as hereinafter defined), Employee shall be entitled to receive severance benefits for a period of 12 months after the date of termination or until Employee secures new employment, whichever is shorter, consisting of the following:

                    A.     Employee's  base  salary,

                    B. The amount which the Company pays for group health insurance benefits with respect to such Employee and his family and the continuation of Employee's Company provided life insurance or equivalent coverage,

                    C. Continuation of use of the company car or an equivalent car allowance,

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
                    D. The payment of Employee's real estate broker's commissions (not to exceed 6% of the sales price) arising from the sale of Employee's Wisconsin residence and of Employee's professional packing and moving van expenses associated with Employee's moving from his Wisconsin residence to any location within the continental United States of America.


               (iii) Notwithstanding anything to the contrary herein, Employee's employment hereunder may be terminated by the Company without Cause at any time either prior to or after a "Change in Control" (as hereinafter defined), however, in such event, Company shall pay Employee for a period of 12 months after the date of termination as severance benefits consisting of the following:

                    A.     Employee's  base  salary,

                    B. The amount which the Company pays for group health insurance benefits with respect to such Employee and his family the continuation of Employee's Company life insurance or equivalent coverage,

                    C. Continuation of use of the company car or an equivalent car allowance,

                    D. The payment of Employee's real estate broker's commissions (not to exceed 6% of the sales price) arising from the sale of Employee's Wisconsin residence and of Employee's professional packing and moving van expenses associated with Employee's moving from his Wisconsin residence to any location within the continental United States of America.

A termination without cause shall be deemed to have occurred if Company, without Employee's consent, materially reduces Employee's responsibilities, reduces Employee's salary or requires Employee to relocate or transfer to a site further than 30 miles from Employee's current place of employment.

          The term "Change in Control" shall mean a sale, assignment or exchange of more than 51% of the voting stock outstanding immediately after such sale or the sale, assignment or exchange of substantially all of the assets of the Company. The date of the Change in Control shall mean the date upon which a sale is closed, or in a series of transactions, the date upon which beneficial ownership of the voting stock or assets is transferred.

          All amounts payable to Employee under this Section 3 shall be paid in normal payroll installments on normal payroll dates less all applicable withholding. Except as otherwise provided in this Section 3, as of the
effective  date  of  termination,   all obligations  of  the  Company  to  pay

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
Employee compensation shall terminate and the Company shall have no further obligation to Employee after the date of termination.

          Upon termination of employment for any reason, Employee will deliver to the Company all data, records and information, including without limitation, all documents, correspondence, files, notebooks, reports, computer programs, software, manuals, customer information, samples and all other materials and copies thereof relating to the Company's business which Employee may possess or which are under his control.

     4.     Options.
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          (i)     Employee  shall  be  entitled  to  receive  stock  options exercisable for up to 200,000 shares of common stock of the Company according to a vesting schedule based upon the achievement of certain benchmarks to be agreed upon between Employee and the Company's Board of Directors.

          (ii) In the event Employee is terminated without Cause or in the event of a Change in Control of the Company as those terms are defined in the Agreement, stock options held by Employee shall become immediately exercisable without regard to vesting and/or applicable benchmarks unless the agreement governing the exercise of such options contains provisions expressly to the contrary. In the event of a sale or exchange of assets or stock anticipated to constitute a Change in Control, the Company agrees that it shall make provisions for the conversion or exchange of shares to be received upon the exercise of such options for the consideration to be received by stockholders of the Company generally; provided, however, that Employee may be required to provide to the Company an irrevocable notice of exercise a reasonable period of time prior to the actual closing date to facilitate such exchange.

     5.     Confidentiality.  Employee covenants that he shall at all times keep
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confidential the Company's financial statements and other financial information, except to the extent (a) disclosure of financial information (but not financial statements) is incidental to the performance of his duties for the Company, (b) disclosure is required by applicable law, or (c) the Company's Board of Directors authorizes disclosure.

     6.     Restrictive  Covenant.
            ---------------------

          (a)     As  used  in  this Section 6, the following definitions apply:

               "Products" mean vital signs medical monitoring equipment primarily marketed for use in hospital and alternate care medical facilities.

               "Protected  Territory"  means  the  United  States  of  America.

               (i) Important and essential assets of the Company's business are the identity of the Company's customers for its Products in the Protected Territory and the identity of relationships in its distribution network for its Products in the Protected Territory and their goodwill

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
toward the Company relating to the marketing and distribution of the Company's Products in the Protected Territory, and

               (ii) The Company through Employee has expended substantial time, money and effort in acquiring its customers and distribution network for its Products in the Protected Territory, and the business and goodwill which the Company enjoys are dependent to a high degree upon their personal relationships with Employee;

               (iii) Selling and servicing the Company's Products in the Protected Territory requires special skills and knowledge which are valuable assets of the Company.

          (b) Employee expressly agrees that during the term of this Agreement and for the period of 3 months after Employee's voluntary termination of employment or for the period of 12 months after the Company's termination of Employee's employment without Cause (the running of said 3 or 12 month periods being tolled during any breach of the provisions of this section):

               (i) The Employee will not, either directly or indirectly, for himself or on behalf of or in conjunction with any other person, firm, partnership, corporation, association or other entity, contact in the Protected Territory any customer of the Company to whom the Company sold any of its Products within the 18 months immediately preceding his termination for the primary purpose of soliciting such customer with respect to purchasing or leasing Products in competition with Products manufactured and sold by Company, and

               (ii) Employee will not directly or indirectly solicit or communicate with persons who are Employees of the Company who were so employed at the time Employee's employment is terminated or who were employed within 12 months immediately preceding such termination date (y) for the purpose of encouraging such persons to leave or terminate their relationship with the Company, or (z) for the primary purpose of encouraging such persons to represent any other person, firm, partnership, corporation, association or other entity to the sale, lease or servicing of Products in competition with Products manufactured and sold by the Company, and

               (iii) Employee will not enter into the employment of, represent in any manner, or be in any manner connected with any person, firm, corporation, entity, association or other entity primarily engaged in a business relating to the development, servicing, sale, marketing and/or distribution of Products and which, directly or indirectly, transacts or solicits any business primarily related to the Company's Products in the Protected Territory.

          (c) Employee further expressly agrees that at no time during the term of this Agreement will he engage in or have a financial interest in any business which is offering, selling, supplying, manufacturing, or servicing
Products which are competitive with any Products offered, sold or supplied by the Company to any person, firm, partnership, corporation, or other entity.

          (d) Employee further agrees that the remedy at law for any breach for any of the provisions of this section will be inadequate and that the Company, its successors or assigns

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
shall be entitled to injunctive relief in addition to any other rights or remedies which the Company may have for any such breach.

     7.     Arbitration.  Any  controversy  or claims arising out of or relating
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to  this  Agreement shall be submitted to binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association in Waukesha County, Wisconsin, and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. If the parties cannot agree on the choice of a single arbitrator within 15 days after receipt of a notice of arbitration, then the parties shall contact the chairperson of the Alternative Dispute Resolution section of the Wisconsin Bar, who shall select an independent arbitrator, and the arbitration shall be decided by such independent arbitrator. Each of the parties reserves the right to file with a court of competent jurisdiction an application for temporary or preliminary injunctive relief or a temporary protective order on the grounds that the arbitration award to which the applicant may be entitled may be rendered effective in the absence of such relief. The arbitration award shall be in writing, and shall specify the factual and legal bases for the award. The losing party shall pay all costs and expenses of the arbitrator.

     8.     Notices.  Any notice, request, approval, consent, demand, permission
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or  other  communication  required  or  permitted  by  this  Agreement  shall be effective only if it is in a writing signed by the party giving same and shall be deemed to have been sent, given and received only either (a) when personally received by the intended recipient, or (b) three days after depositing in the United States Mail, registered or certified mail, return receipt requested, with first-class postage prepaid, addressed as follows:

          If  the  Employee:

          Emil  H.  Soika
          2040  Limerick  Lane
          Brookfield,  WI  53405

          If  to  the  Company:

          Criticare  Systems,  Inc.
          20925  Crossroads  Circle
          Waukesha,  WI  53186
          Attn:  President

or to such other address as the intended recipient may have theretofore specified by notice given to the sender as provided in this section.

     9.     Assignability.  This  Agreement  requires  the  personal services of
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Employee,  and Employee's rights or obligations hereunder may not be assigned or delegated except as set forth in this Agreement. In the event of a sale of the stock of the Company, or consolidation or merger of the Company with or into another company or entity, or the sale of all or any substantial part of the assets of the Company to another corporation, entity or individual, the Company may assign this

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
Agreement to any successor in interest and upon such assignment, Company shall have no further liability hereunder and the successor in interest shall be subject to all obligations and be entitled to enforce all rights of the Company under this Agreement. Subject to the foregoing, this Agreement shall bind and inure to the benefit of the parties and their respective successors and assigns.

     10.     Other  Agreements.  This  Agreement  contains  the entire agreement
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between  the Company and Employee with respect to the subject matter hereof, and merges and supersedes all prior agreements, understandings or negotiations whatsoever with respect to the subject matter hereof.

     11.     Amendments  and  Waivers.  No  amendment  to  this Agreement or any
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waiver  of any of its provisions shall be effective unless expressly stated in a writing signed by both parties. No delay or omission in the exercise of any right, power or remedy under or for this Agreement shall impair such right, power or remedy or be construed as a waiver of any breach. Any waiver of a breach of any provision of this Agreement shall not be treated as a waiver of any other provision of this Agreement or of any subsequent breach of the same or any other provision of this Agreement.

     12.     Severability.  If  any  provision  of  this Agreement shall be held
             ------------
illegal, invalid or otherwise unenforceable under controlling law, the remaining provisions of this Agreement shall not be affected thereby but shall continue in effect.

     13.     Governing  Law.  This  Agreement shall be governed by and construed
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and  enforced  in  accordance  with  the  laws  of  the  State  of  Wisconsin.


                                    CRITICARE  SYSTEMS,  INC.


                                    BY  /s/  Karsten  Houm
                                        ------------------
                                        Its

                                    EMPLOYEE:


                                    /s/  Emil  H.  Soika
                                    --------------------
                                    Emil  H.  Soika

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